Exhibit 10.5
EXECUTION VERSION

TENTH AMENDMENT TO CREDIT AGREEMENT

TENTH AMENDMENT, dated as of November 12, 2012 (this “Amendment”), under and to the Credit Agreement dated as of March 13, 2009 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among American Apparel, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), the Facility Guarantors from time to time party thereto, Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), in its capacity as Administrative Agent thereunder and in its capacity as Collateral Agent thereunder, and the Lenders from time to time party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower and the Required Lenders have agreed to amend certain provisions of the Credit Agreement on the terms and subject to the conditions set forth in this Amendment; and

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the undersigned hereby agree as follows:
I.Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement (as amended hereby).

II.Amendment to Credit Agreement. Section 6.18 of the Credit Agreement is hereby amended by amending the minimum Consolidated EBITDA for the Reference Period ending October 31, 2012 from $32, 216, 000 to $31, 616, 000.

III.Consent. The Lenders hereby consent to the execution and delivery of, and performance under, the Third Amendment to the First Lien Credit Agreement (attached as Annex I hereto) (the “First Lien Amendment”) by the Borrower and the other Loan Parties thereto.

IV.Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of, and with effect from, the date (the “ Tenth Amendment Effective Date”) on which:

(a)The Borrower, the Facility Guarantors and each Lender shall have duly executed and delivered to the Administrative Agent this Amendment.

(b)All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Lenders, and the Lenders shall have received such documents and certificates as the Lenders or their counsel may reasonably request relating to the authorization of the transactions contemplated by this Amendment, all in form and substance satisfactory to the Lenders and their counsel.

(c)Each of the representations and warranties contained in Section V (Representations and Warranties) of this Amendment shall be true and correct.

(d)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e)No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Tenth Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement as amended by this Amendment or any Loan Document.

(f)The Administrative Agent shall have received a true, correct and complete copy, certified as such by the Borrower, of the First Lien Amendment, which shall be in effect as of the Tenth Amendment Effective Date and certified as such by the Borrower.

V.Representations and Warranties. On and as of the date hereof and as of the Tenth Amendment Effective Date, the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:

(a)this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and the other Loan Documents and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b)the transactions to be entered into and contemplated by this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any material Applicable Law or the Charter Documents of any Loan Party, (iii) will not violate or result in a default under any indenture or any other agreement, instrument or other evidence of Material Indebtedness, or any other Material Agreement or other material instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents and the First Lien Loan Documents;

(c)each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Tenth Amendment Effective Date, in each case as if made on and as of such date, except (x) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (y) with respect to the representations contained in Sections 3.04(b), 3.06 and 3.17 of the Credit Agreement, as disclosed in filings by the Borrower with the SEC prior to the Tenth Amendment Effective Date with respect to the Borrower and its consolidated Subsidiaries;

(d)after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(e)no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement as amended hereby or any Loan Document; and

(f)attached as Annex I hereto is a true, correct and complete copy of the First Lien Amendment, and the First Lien Amendment shall be in effect as of the Tenth Amendment Effective Date.

VI.Amount of Obligations. Each Loan Party acknowledges and agrees that (a) as of the close of business on September 30, 2012, the Obligations include, without limitation, the amounts set forth on Schedule 1 attached hereto on account of the outstanding unpaid amount of principal of the Loans (including PIK Interest and PIK Fees that have been added to the principal amount of the Loans) and (b) such Loan Party is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

VII.Collateral. Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure any of the Obligations by such Loan Party to the Administrative Agent, for the benefit of the Lenders, pursuant to the Security Documents to which such Loan Party is a party. Each Loan Party acknowledges and agrees that all such liens and security interests granted by such Loan Party shall continue to secure the Obligations from and after the Tenth Amendment Effective Date. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, pursuant to the Security Documents to which such Loan Party is a party, the Obligations are secured by liens on and security interests in all of such Loan Party's assets to the extent required by the Security Documents.

VIII.Loan Party Release. Although each Lender, the Administrative Agent and the Collateral Agent regards its conduct as proper and does not believe that any Loan Party has any claim, right, cause of action, offset or defense against any Lender, the Administrative Agent, the Collateral Agent or any of such Lender's, the Administrative Agent's or the Collateral Agent's present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the “Lender Parties”) in connection with the execution, delivery, performance and administration of, or the transactions contemplated by this Amendment, the Credit Agreement and the other Loan Documents, each Lender, the Administrative Agent, the Collateral Agent and each Loan Party agree to eliminate any possibility that any past conduct, conditions, acts, omissions, events, circumstances or matters of any kind whatsoever could impair or otherwise affect any rights, interests, contracts or remedies of the Lenders, the Administrative Agent or the Collateral Agent. Therefore, each Loan Party unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) (a) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind whatsoever of any Lender Party to any Loan Party, (b) any legal, equitable or other obligations of any kind whatsoever, whether known or unknown, of any Lender Party to any Loan Party (and any rights of any Loan Party against any Lender Party), (c) any and all claims, whether known or unknown, under any oral or implied agreement with (or obligation or undertaking of any kind whatsoever of) any Lender Party which is different from or in addition to the express terms of this Agreement, the Credit Agreement and the other Loan Documents and (d) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor, successor or assign might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which, in the case of each of the foregoing clauses (a), (b), (c) and (d), existed, arose or occurred at any time prior to the Tenth Amendment Effective Date and in connection with the execution, delivery, performance and administration of, or the transactions contemplated by, this Amendment, the Credit Agreement and the other Loan Documents.

IX.No Other Amendments or Waivers; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan

Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Tenth Amendment Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. As of the Tenth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Tenth Amendment Effective Date. This Amendment is a Loan Document.

X.Consent of Facility Guarantors. Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

XI.Expenses. The Borrower agrees to reimburse each of the Administrative Agent, Collateral Agent, the Lenders and the Lion Parties for their respective outstanding reasonable out-of-pocket expenses (whether or not yet invoiced to the Borrower) incurred in connection with the Credit Agreement, this Amendment, the other Loan Documents, the Warrants and the monitoring and oversight of the Lion Parties' investment (including without limitation, the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP as counsel to the Lenders, and Ropes & Gray LLP, as counsel to the Agents). This Amendment constitutes a Loan Document.

XII.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

XIII.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

XIV.Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

XV.Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

XVI.Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

XVII.Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

XVIII.Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

XIX.Submission to Jurisdiction. Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lenders may elect in their sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.

XX.Direction from Required Lenders. Each undersigned Lender hereby authorizes and directs the Administrative Agent and Collateral Agent to take any and all actions set forth herein, including, without limitation, to execute and deliver, on behalf of itself as Administrative Agent or Collateral Agent (as applicable) and on behalf of such Lender, (i) this Amendment, and (ii) any other amendments, agreements, consents, approvals and other documents, in form and substance reasonably satisfactory to the Agents and the Required Lenders, that are to be entered into or executed in connection with the transactions contemplated herein. Further, each undersigned Lender acknowledges and agrees that (x) the foregoing instruction constitutes instructions of the Required Lenders pursuant to Article VIII of the Credit Agreement, and (y) Sections 8.05 and 8.08 of the Credit Agreement shall apply to any and all actions taken by the Administrative Agent and/or Collateral Agent in accordance with such instructions.
[Remainder of Page Intentionally Left Blank]

[Signature Page to Tenth Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN APPAREL, INC.,
as Borrower

By:
Name:
Title:

AMERICAN APPAREL (USA), LLC, as Facility Guarantor

By:
Name: Dov Charney
Title: Chief Executive Officer

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:
Name: Dov Charney
Title: Chief Executive Officer

KCL Knitting, LLC, as Facility Guarantor

By: American Apparel (USA), LLC, its sole member

By:
Name: Dov Charney
Title: Chief Executive Officer

American Apparel Retail, Inc., as Facility Guarantor

By:
Name: Dov Charney
Title: Chief Executive Officer

American Apparel Dyeing & Finishing, Inc., as Facility Guarantor

By:
Name: Dov Charney
Title: Chief Executive Officer

American Apparel (CaRnaby) Limited, as Facility Guarantor

By:
Name: Dov Charney
Title: Director

American Apparel (UK) Limited, as Facility Guarantor

By:
Name: Dov Charney
Title: Director
WILMINGTON TRUST, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WILMINGTON TRUST FSB), as Administrative Agent and Collateral Agent

By:
Name:
Title: LION CAPITAL (AMERICAS) INC., as Lender

By:
Name: Jacob Capps
Title: President

LION/HOLLYWOOD L.L.C., as Lender

By:
Name: Jacob Capps
Title: President

Annex I

Third Amendment to First Lien Credit Agreement

Schedule I

Amount of Obligations as of September 30, 2012

Obligations Including PIK Interest and PIK Fees that have been added to the principal amount of the Loans
$133,134,682.68